Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Quarterly Report of Wheels Up Experience Inc. (the “Company”) on Form 10-Q/A for the quarterly period ended September 30, 2022, as filed with the Securities and Exchange Commission (the “Report”), I, Kenneth Dichter, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: March 31, 2023	By:	/s/ Kenneth Dichter
Name: Kenneth Dichter
Title: Chief Executive Officer
(Principal Executive Officer)